EXHIBIT 99.3

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

2007 First Quarter

Summary

($ Millions)

	1Q 2007	1Q 2006
Reported Net Income	$1,212	$1,231
EPS - Diluted	$1.43	$1.43
Core Results	$831	$1,153
EPS - Diluted	$0.98	$1.34
Total Worldwide Production (mboe/day)	587	563
Total Worldwide Crude Oil Realizations ($/BBL)	$51.78	$55.38
Domestic Natural Gas Realizations ($/MCF)	$6.38	$8.36
Wtd. Average Basic Shares O/S (mm)	841.0	848.5
Wtd. Average Diluted Shares O/S (mm)	846.5	860.9
Shares Outstanding (mm)	833.8	856.5
Cash Flow from Operations	$1,600	$2,000

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2007 First Quarter

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$2,070	$(412)	Sale of Russia - Vanyoganneft	$1,549
		(109)	Litigation settlements
Chemical	137			137
Corporate
Interest expense, net	(181)	172	Debt tender offer	(9)
Other	(111)	47	Plant closure	(64)
Taxes	(703)	(79)	Tax effect of adjustments	(782)
		-
Income from continuing operations	1,212	(381)		831
Discontinued operations, net of tax	-			-
Net Income	$1,212	$(381)		$831
Basic Earnings Per Common Share
Income from continuing operations	$1.44
Discontinued operations, net	-
Net Income	$1.44			$0.99
Diluted Earnings Per Common Share
Income from continuing operations	$1.43
Discontinued operations, net	-
Net Income	$1.43			$0.98

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2006 First Quarter

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$1,910			$1,910
Chemical	250			250
Corporate
Interest expense, net	(29)			(29)
Other	(71)			(71)
Taxes	(907)			(907)

Income from continuing operations	1,153	-		1,153
Discontinued operations, net of tax	78	(78)	Discontinued operations, net	-
Net Income	$1,231	$(78)		$1,153
Basic Earnings Per Common Share
Income from continuing operations	$1.36
Discontinued operations, net of tax	0.09
Net Income	$1.45			$1.36
Diluted Earnings Per Common Share
Income from continuing operations	$1.34
Discontinued operations, net of tax	0.09
Net Income	$1.43			$1.34

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Items Affecting Comparability of Core Earnings Between Periods

The item(s) below are included in core earnings but are shown in this table because they affect the comparability of core earnings between periods.

Pre-tax
Income / (Expense)	First Quarter
	2007	2006
Corporate
Environmental remediation	(8)	(7)

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Worldwide Effective Tax Rate

	QUARTERLY
REPORTED INCOME	2007 QTR 1	2006 QTR 4	2006 QTR 1
Oil & Gas (a)	2,070	1,499	1,910
Chemicals	137	157	250
Corporate & other	(292)	62	(100)
Pre-tax income	1,915	1,718	2,060
Income tax expense
Federal and state	281	393	461
Foreign (a)	422	402	446
Total	703	795	907

Income from continuing operations	1,212	923	1,153
Worldwide effective tax rate	37%	46%	44%
CORE RESULTS	2007 QTR 1	2006 QTR 4	2006 QTR 1
Oil & Gas (a)	1,549	1,499	1,910
Chemicals	137	157	250
Corporate & other	(73)	(105)	(100)
Pre-tax income	1,613	1,551	2,060
Income tax expense
Federal and state	360	312	461
Foreign (a)	422	402	446
Total	782	714	907

Core results	831	837	1,153
Worldwide effective tax rate	48%	46%	44%

(a) Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf. Oil and Gas pre-tax income includes the following revenue amounts by periods.

2007 QTR 1	2006 QTR 4	2006 QTR 1
288	252	290

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2007 First Quarter Net Income (Loss)

Reported Income Comparison

	First Quarter 2007	Fourth Quarter 2006	B / (W)
Oil & Gas	$2,070	$1,499	$571
Chemical	137	157	(20)
Corporate
Interest expense, net	(181)	(51)	(130)
Other	(111)	113	(224)
Taxes	(703)	(795)	92
Income from continuing operations	1,212	923	289
Discontinued operations, net	-	7	(7)
Net Income	$1,212	$930	$282
Earnings Per Common Share
Basic	$1.44	$1.10	$0.34
Diluted	$1.43	$1.09	$0.34
Worldwide Effective Tax Rate	37%	46%	9%

OCCIDENTAL PETROLEUM

2007 First Quarter Net Income (Loss)

Core Results Comparison

	First Quarter 2007	Fourth Quarter 2006	B / (W)
Oil & Gas	$1,549	$1,499	$50
Chemical	137	157	(20)
Corporate
Interest expense, net	(9)	(20)	11
Other	(64)	(85)	21
Taxes	(782)	(714)	(68)
Core Results	$831	$837	$(6)
Core Results Per Common Share
Basic	$0.99	$0.99	$-
Diluted	$0.98	$0.98	$-
Worldwide Effective Tax Rate	48%	46%	-2%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Oil & Gas

Core Results Variance Analysis 1Q07 vs. 4Q06

($ millions)

OCCIDENTAL PETROLEUM

Chemical

Core Results Variance Analysis 1Q07 vs. 4Q06

($ millions)

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2007 First Quarter Net Income (Loss)

Reported Income Comparison

	First Quarter 2007	First Quarter 2006	B / (W)
Oil & Gas	$2,070	$1,910	$160
Chemical	137	250	(113)
Corporate
Interest expense, net	(181)	(29)	(152)
Other	(111)	(71)	(40)
Taxes	(703)	(907)	204
Income from continuing operations	1,212	1,153	59
Discontinued operations, net	-	78	(78)
Net Income	$1,212	$1,231	$(19)
Earnings Per Common Share
Basic	$1.44	$1.45	$(0.01)
Diluted	$1.43	$1.43	$-
Worldwide Effective Tax Rate	37%	44%	7%

OCCIDENTAL PETROLEUM

2007 First Quarter Net Income (Loss)

Core Results Comparison

	First Quarter 2007	First Quarter 2006	B / (W)
Oil & Gas	$1,549	$1,910	$(361)
Chemical	137	250	(113)
Corporate
Interest expense, net	(9)	(29)	20
Other	(64)	(71)	7
Taxes	(782)	(907)	125
Core Results	$831	$1,153	$(322)
Core Results Per Common Share
Basic	$0.99	$1.36	$(0.37)
Diluted	$0.98	$1.34	$(0.36)
Worldwide Effective Tax Rate	48%	44%	-4%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Oil & Gas

Core Results Variance Analysis 1Q07 vs. 1Q06

($ millions)

OCCIDENTAL PETROLEUM

Chemical

Core Results Variance Analysis 1Q07 vs. 1Q06

($ millions)

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	First Quarter
	2007	2006
NET PRODUCTION PER DAY:
United States
Crude Oil and Liquids (MBL)
California	85	82
Permian	165	166
Horn Mountain	10	15
Hugoton and other	4	3
Total	264	266
Natural Gas (MMCF)
California	232	250
Hugoton and other	150	133
Permian	198	189
Horn Mountain	5	10
Total	585	582
Latin America
Crude Oil (MBL)
Argentina	33	24
Colombia	42	39
Total	75	63
Natural Gas (MMCF)
Argentina	21	13
Bolivia	14	13
	35	26
Middle East / North Africa
Crude Oil (MBL)
Oman	22	17
Qatar	46	44
Yemen	32	32
Libya	26	22
Total	126	115
Natural Gas (MMCF)
Oman	26	25
Other Eastern Hemisphere
Crude Oil (MBL)
Pakistan	4	4
Natural Gas (MMCF)
Pakistan	73	75
Barrels of Oil Equivalent (MBOE)
Subtotal consolidated subsidiaries	589	566
Other interests
Colombia – minority interest	(5)	(5)
Yemen – Occidental net interest	3	2
Total worldwide production (MBOE) (a)	587	563

(a) Occidental sold its interest in the Russian Vanyoganneft joint venture in January 2007. Russian production has been excluded for comparability.

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	First Quarter
	2007	2006
OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	52.17	55.25
Natural gas ($/MCF)	6.38	8.36
Latin America
Crude Oil ($/BBL)	45.71	51.82
Natural Gas ($/MCF)	1.94	1.76
Middle East / North Africa
Crude Oil ($/BBL)	55.31	57.94
Natural Gas ($/MCF)	0.97	0.97
Other Eastern Hemisphere
Crude Oil ($/BBL)	49.67	50.63
Natural Gas ($/MCF)	2.95	2.85
Total Worldwide (a)
Crude Oil ($/BBL)	51.78	55.38
Natural Gas ($/MCF)	5.59	7.20
	First Quarter
	2007	2006
Exploration Expense
Domestic	$18	$32
Latin America	23	3
Middle East / North Africa	53	23
Other Eastern Hemisphere	8	13
TOTAL	$102	$71

(a) Occidental sold its interest in the Russian Vanyoganneft joint venture in January 2007. Russian production has been excluded for comparability.

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	First Quarter
Capital Expenditures ($MM)	2007	2006
Oil & Gas
California	$132	$103
Permian	164	127
Other – U.S.	44	67
Latin America	114	47
Middle East / North Africa	293	209
Other Eastern Hemisphere	4	6
Chemicals	27	33
Corporate	6	4
TOTAL	$784	$596
Depreciation, Depletion &	First Quarter
Amortization of Assets ($MM)	2007	2006
Oil & Gas
Domestic	$251	$205
Latin America	90	49
Middle East / North Africa	153	129
Other Eastern Hemisphere	9	9
Chemicals	73	66
Corporate	12	5
TOTAL	$588	$463

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

CORPORATE

($ millions)

	31-Mar-07	31-Dec-06
CAPITALIZATION
Long-Term Debt (including current maturities)	$2,140	$2,790
Subsidiary Preferred Stock	75	75
Others	25	25
Total Debt	$2,240	$2,890
EQUITY	$20,217	$19,252
Total Debt To Total Capitalization	10%	13%

Investor Relations Supplemental Schedules

See the investor relations supplemental schedules for the reconciliation of non-GAAP items. Statements in this presentation that contain words such as "will", "expect" or "estimate", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could materially affect expected results. Factors that could cause results to differ materially include, but are not limited to: exploration risks, such as drilling of unsuccessful wells; global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher-than-expected costs; political risk; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. You should not place undue reliance on these forward-looking statements which speak only as of the date of this filing. Unless legally required, Occidental disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise. U.S. investors are urged to consider carefully the disclosure in our Form 10-K, available through the following toll-free telephone number, 1-888-OXYPETE (1-888-699-7383) or on the Internet at http://www.oxy.com. You also can obtain a copy from the SEC by calling 1-800-SEC-0330.